Aston Funds

(the “Trust”)

ASTON/DoubleLine Core Plus Fixed Income Fund

Class N Shares and Class I Shares

Supplement dated November 4, 2011 to the Prospectus dated July 13, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

The following information replaces the information relating to the minimum initial investment for the Fund’s Class I shares in the tables in the Prospectus on pages 5 and 13 in its entirety:

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class I—Institutional Accounts	$100,000	$50

The following information replaces the information in the Prospectus on pages 11 and 12 relating to Legal Proceedings in its entirety:

Legal Proceedings

On January 7, 2010, Trust Company of the West (“TCW”) commenced litigation against DoubleLine Capital LP (“DoubleLine”) in the Superior Court of the State of California, County of Los Angeles, Central District (the “Court”). The suit alleged that DoubleLine and four employees of DoubleLine who are former employees of TCW or its affiliates, including Jeffrey Gundlach (such four employees the “Individuals”), misappropriated TCW’s confidential and proprietary information and trade secrets in founding and operating DoubleLine and are using such information in competing for assets under management. The lawsuit also included claims against certain of the Individuals (including Mr. Gundlach), but not DoubleLine, for breach of fiduciary duty, breach of confidence, and intentional interference with contractual relations.

The Individuals, but not DoubleLine, subsequently filed with the Court a cross-complaint against TCW for claims in connection with TCW’s termination of their employment and failure to pay amounts due.

On July 6, 2011, the Court issued summary adjudication in favor of the Individuals on the breach of confidence claim.

On September 16, 2011, a jury found for the Individuals in respect of their claim for unpaid wages and awarded damages to them under the California Labor Code. The jury found for TCW on the intentional interference with contractual relations and breach of fiduciary duty claims but determined that TCW was not damaged on either claim. The jury found for TCW on the trade secret violation claim. Following hearings expected to be held in late 2011, the Court will rule on TCW’s claim of unfair competition. It will also determine the amounts of any reasonable royalties, if any, to be paid to TCW in respect of TCW’s trade secret violation claim. The Court also will be asked to award a penalty and attorney’s fees to the Individuals in respect of their claim for unpaid wages, as permitted by California law.

The trial is on-going and no appeals have been filed in the case, although it is possible that some or all of the parties will appeal the decisions in the case.

DoubleLine has informed Aston Funds that it believes that it and the Individuals have meritorious defenses to the allegations contained in TCW’s lawsuit.

TCW raised a fund under the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) in the fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund. DoubleLine has advised Aston Asset Management, LP (“Aston”) that employees and former employees of DoubleLine have been interviewed by representatives of the Special Inspector General of the Troubled Asset Relief Program, and by the office of the United States Attorney for the Southern District of New York, in connection with the PPIP and in connection with the same allegations of misappropriation of proprietary information made by TCW in its litigation against DoubleLine. DoubleLine understands that the inquiry stems at least in part from a federal grand jury inquiry. DoubleLine has also informed Aston that it has cooperated with the inquiry and has voluntarily produced documents.

Litigation and participation in any governmental inquiry or investigation can be expensive and time consuming, and their results can be unpredictable. There can be no assurances as to the outcome of these matters. The litigation and any governmental inquiry or investigation could consume a material amount of DoubleLine’s resources thereby potentially impairing DoubleLine’s ability to attract or retain talented personnel or otherwise effectively manage the Fund. In the event of an adverse outcome or if expenses of the litigation and related matters are greater than anticipated, DoubleLine’s ability to manage the Fund may be materially impaired, and shareholders, or the viability of the Fund, could be adversely affected.

For more information, please call Aston Funds: 800-992-8151 or visit our website at
www.astonfunds.com.

SUPDBL1111

Aston Funds

(the “Trust”)

ASTON/DoubleLine Core Plus Fixed Income Fund

Class N Shares and Class I Shares

Supplement dated November 4, 2011

to the Statement of Additional Information dated July 13, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Keep it for future reference.

The following information replaces the first paragraph under the “Disclosure of Portfolio Holdings” section on page 49 of the SAI in its entirety:

The Fund’s portfolio holdings as of the end of each calendar month are generally posted on the Aston Funds’ website, www.astonfunds.com, on or about the fifteenth day after month-end. Portfolio holdings information is made available to investors and to Intermediaries selling Fund shares only after its public disclosure.

The following information replaces the second paragraph under the “Minimum Initial Investments” section on page 50 of the SAI in its entirety:

Class I shares have a minimum initial investment of $100,000 and a $50 minimum subsequent investment.

For more information, please call Aston Funds: 800-992-8151 or visit our website at
www.astonfunds.com.

SAI DL SUP